UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement

Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. __)

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Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to §240.14a-12

OptimumBank Holdings, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

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[ ]	Fee paid previously with preliminary materials.

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PROXY STATEMENT

2018 ANNUAL MEETING OF SHAREHOLDERS

PROXY VOTING OPTIONS

YOUR VOTE IS IMPORTANT!

Whether or not you expect to attend in person, we urge you to vote your shares by phone, via the Internet, or by signing, dating, and returning the enclosed proxy card at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares will save us the expense and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your stock at the meeting if you want to do so, as your vote by proxy is revocable at your option.

Voting by the Internet or Telephone is fast, convenient, and your vote is immediately confirmed and tabulated. Most important, by using the Internet or telephone, you help us reduce postage and proxy tabulation costs.

Or, if you prefer, you can return the enclosed Proxy Card in the envelope provided.

PLEASE DO NOT RETURN THE ENCLOSED PROXY CARD IF YOU ARE VOTING OVER THE INTERNET OR BY TELEPHONE.

VOTE BY INTERNET:

http://www.cstproxyvote.com

24 hours a day / 7 days a week

INSTRUCTIONS:

Read the accompanying Proxy Statement.

Go to the following website:

http://www.optimumbank.com/stockholder-information/

Have your Proxy Card in hand and follow the instructions.

VOTE BY TELEPHONE:

1-866-894-0536 via touchtone phone

toll-free 24 hours a day / 7 days a week

INSTRUCTIONS:

Read the accompanying Proxy Statement.

Call 1-866-894-0536

Have your Proxy Card in hand and follow the instructions.

May 3, 2018

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of OptimumBank Holdings, Inc., which will be held at the executive offices of OptimumBank, 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308, on Tuesday, May 29, 2018, at 10:00 a.m.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

Also enclosed is a copy of our Annual Report on Form 10-K for 2017, which contains important information about our company.

Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or by signing, dating, and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the annual meeting, you will be able to vote in person, even if you have previously submitted your proxy.

If you need directions to the annual meeting, please call our offices at (954) 900-2805.

On behalf of the Board of Directors, I would like to express our appreciation for your continued support for our company.

Sincerely,

Moishe Gubin

Director

OPTIMUMBANK HOLDINGS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on May 29, 2018

To the Shareholders:

The annual meeting of the shareholders of OptimumBank Holdings, Inc. will be held at the executive offices of OptimumBank, 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308, on Tuesday, May 29, 2018, at 10:00 a.m. for the following purposes:

1.	To elect five (5) directors;

2.	To approve the Company’s 2018 Equity Incentive Plan;

3.	To ratify the selection of Hacker, Johnson & Smith PA as the Company’s independent auditor for fiscal year 2018; and

4.	To transact such other business as may properly come before the Annual Meeting.

Only shareholders of record at the close of business on April 13, 2018 are entitled to notice of, and to vote at, this meeting.

By order of the Board of Directors

Moishe Gubin

Director

Fort Lauderdale, Florida

May 3, 2018

IMPORTANT

Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares by telephone, via the Internet, or by signing, dating, and returning the enclosed proxy card will save our company the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 29, 2018. Our Proxy Statement and Annual Report on Form 10-K for 2017 are available at http://www.optimumbank.com/stockholder-information/

OPTIMUMBANK HOLDINGS, INC.

2477 EAST COMMERCIAL BOULEVARD

FORT LAUDERDALE, FLORIDA 33308

PROXY STATEMENT

2018 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 29, 2018

This Proxy Statement will be first mailed to shareholders on or about May 3, 2018. It is furnished in connection with the solicitation of proxies by the Board of Directors of OptimumBank Holdings, Inc. (the “Company”) to be voted at the annual meeting of the shareholders of the Company, which will be held at 10:00 a.m. on Tuesday, May 29, 2018, at the executive offices of OptimumBank (the “Bank”), 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders who execute proxies retain the right to revoke them at any time before the shares are voted by proxy at the meeting. A shareholder may revoke a proxy by delivering a signed statement to the Secretary of the Company at or prior to the annual meeting or by executing and delivering another proxy dated as of a later date. The Company will pay the cost of solicitation of proxies.

Shareholders of record at the close of business on April 13, 2018, will be entitled to vote at the meeting on the basis of one vote for each share held. On the record date, there were 1,286,503 outstanding shares of common stock held of record by approximately 1,135 shareholders.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

When and where will the annual meeting take place?

The annual meeting will be held on May 29, 2018 at 10:00 a.m. (local time), at the executive offices of the Bank, 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308.

Why did I receive this proxy statement?

You received this proxy statement because you held shares of the Company’s common stock on April 13, 2018 (the “Record Date”) and are entitled to vote at the annual meeting. The Board of Directors is soliciting your proxy to vote at the meeting.

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What am I voting on?

You are being asked to vote on three items:

1.	The election of five (5) Directors (see page 6);

2.	The approval of the Company’s 2018 Equity Incentive Plan (see page 11); and

3.	The ratification of the appointment of Hacker, Johnson & Smith, PA as the Company’s independent registered public accounting firm for the 2018 fiscal year (see page 16).

How do I vote?

Shareholders of Record

If you are a shareholder of record, there are four ways to vote:

●	By toll free telephone at 1-866-894-0537.

●	By internet at http://www.cstproxyvote.com

●	If you request printed copies of the proxy materials, you may vote by proxy by completing and returning your proxy card in the postage-paid envelope provided by the Company; or

●	By voting in person at the meeting.

Street Name Holders

Shares which are held in a brokerage account in the name of the broker are said to be held in “street name.”

If your shares are held in street name, you should follow the voting instructions provided by your broker. If you requested printed copies of the proxy materials, you may complete and return a voting instruction card to your broker, or, in many cases, your broker may also allow you to vote via the telephone or Internet. Check your notice from your broker for more information. If you hold your shares in street name and wish to vote at the meeting, you must obtain a legal proxy from your broker and bring that proxy to the meeting.

Regardless of how your shares are registered, if you request printed copies of the proxy materials, complete and properly sign the accompanying proxy card and return it to the address indicated, it will be voted as you direct.

What is the deadline for voting via Internet or telephone?

Internet and telephone voting is available through 11:59 p.m. (Eastern Daylight Time) on Monday, May 28, 2018 (the day before the annual meeting).

What are the voting recommendations of the Board of Directors?

The Board of Directors recommends that you vote in the following manner:

1.	FOR each of the persons nominated by the Board of Directors to serve as Directors;

2.	FOR the approval of the Company’s 2018 Equity Incentive Plan; and

3.	FOR the ratification of the appointment of Hacker, Johnson & Smith, PA as independent registered public accounting firm for the 2018 fiscal year.

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Unless you give contrary instructions in your proxy, the persons named as proxies will vote your shares in accordance with the recommendations of the Board of Directors.

Will any other matters be voted on?

We do not know of any other matters that will be brought before the shareholders for a vote at the annual meeting. If any other matter is properly brought before the meeting, your proxy would authorize Moishe Gubin and Joel Klein of the Company to vote on such matters in their discretion.

Who is entitled to vote at the meeting?

Only shareholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the annual meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the annual meeting, or any postponement or adjournment of the meeting.

How many votes do I have?

You will have one vote for each share of the Company’s common stock that you owned on the Record Date.

How many votes can be cast by all shareholders?

The Company had 1,286,503 outstanding shares of common stock on the Record Date. Each of these shares is entitled to one vote. There is no cumulative voting.

How many votes must be present to hold the meeting?

The holders of a majority of the Company’s common stock outstanding on the Record Date must be present at the meeting in person or by proxy in order to fulfill the quorum requirement necessary to hold the meeting. This means at least 643,252 shares must be present in person or by proxy.

If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will also be counted in determining the quorum. A broker non-vote occurs when a bank or broker holding shares in street name submits a proxy that states that the broker does not vote for some or all of the proposals because the broker has not received instructions from the beneficial owners on how to vote on the proposals and does not have discretionary authority to vote in the absence of instructions.

We urge you to vote by proxy even if you plan to attend the meeting so that we will know as soon as possible that a quorum has been achieved.

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What vote is required to approve each proposal?

For the election of Directors (Proposal No. 1), the affirmative vote of a plurality of the votes present in person or by proxy and entitled to vote at the meeting is required. A proxy that has properly withheld authority with respect to the election of one or more Directors will not be voted with respect to the Director or Directors indicated, although it will be counted for the purposes of determining whether there is a quorum.

For approval of the Company’s 2018 Equity Incentive Plan (Proposal No. 2), the affirmative vote of a plurality of the votes present in person or by proxy and entitled to vote at the meeting is required. As such, abstentions and broker non-votes will not affect the outcome of the vote, but will be counted for determining the existence of a quorum.

For the ratification of the appointment of Hacker, Johnson & Smith, PA (Proposal No. 3), the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at the meeting will be required for approval. An abstention with respect to this proposal will be counted for the purposes of determining the number of shares entitled to vote that are present in person or by proxy. Accordingly, an abstention will have the effect of a negative vote.

Can I change my vote?

Yes. If you are a shareholder of record, you may change your vote at any time before your proxy is voted at the annual meeting. You can do this in one of three ways. First, you can send a written notice stating that you would like to revoke your proxy. Second, you can submit new proxy instructions either on a new proxy card, by telephone or via the Internet. Third, you can attend the meeting, and vote in person. Your attendance alone will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow directions received from your broker to change those instructions.

Who can attend the annual meeting?

Any person who was a shareholder of the Company on April 13, 2018 may attend the meeting. If you own shares in street name, you should ask your broker or bank for a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement so that we can verify your ownership of the Company’s stock and admit you to the meeting. However, you will not be able to vote your shares at the meeting without a legal proxy.

What happens if I sign and return the proxy card but do not indicate how to vote on an issue?

If you return a proxy card without indicating your vote, your shares will be voted as follows:

●	FOR each of the nominees for Director named in this proxy statement;

●	FOR approval of the Company’s 2018 Equity Incentive Plan; and

●	FOR ratification of the appointment of Hacker, Johnson & Smith, PA as the independent registered public accounting firm for the Company for the 2018 fiscal year.

Who can help answer my questions?

If you are a shareholder, and would like additional copies, without charge, of this proxy statement or if you have questions about the annual meeting, including the procedures for voting your shares, you should contact:

Mary Franco, Operations Assistant

(954) 900-2805

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board of Directors currently consists of five members, each of whom are to be elected at the annual meeting. Directors hold office until the next annual meeting of shareholders and until their successors are elected and qualified. All of the nominees are current Directors. The Board of Directors has nominated each of the current Directors for election at the 2018 annual meeting.

The Company is currently seeking additional candidates to serve as Directors.

The accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. The election of the Company’s Directors requires a plurality of the votes cast in person or by proxy at the meeting. Management expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, the proxy will be voted for the election of another nominee to be designated by the Board of Directors.

Moishe Gubin, age 41, has served as a Director of the Company and OptimumBank since March 2010. Mr. Gubin is Chief Executive Officer of Strawberry Fields REIT, a real estate holding company, which owns properties in multiple states, and owns many other businesses. Mr. Gubin graduated from Touro Liberal Arts and Science College, in New York, New York, with a BS in Accounting and Information Systems and a Minor in Jewish Studies. Mr. Gubin is the founder of the Midwest Torah Center Inc., a non-profit spiritual outreach center (www.midwesttorah.org). He also attended Yeshiva Bais Israel where he received a BA in Talmudic Literature. Mr. Gubin has been a licensed Certified Public Accountant in the State of New York since 2010.

Joel Klein, age 71, became a Director of the Company and OptimumBank in February 2012. Mr. Klein has been retired since 2011. From 2006 until 2010, he served as Chief Financial Officer for Chicago-based Taxi Affiliation Services, LLC, a company that provides support services to transportation companies in five states and over twenty separate municipalities. Between 1994 and 2005, he was a vice president at The Stamford Group, Inc., a Connecticut based provider of investment and merchant banking services. Prior to his service with The Stamford Group, Mr. Klein served in various financial management capacities, including Chief Financial Officer, Controller, and Senior Accountant with various firms, including Equilease Corporation, Choice Drug Systems, Inc., The Leasing Equipment Group, Ltd., I.C. Herman & Co., Goldstein, Golub, Kessler & Co. CPA’s, and Brout, Isaacs & Co. CPA’s. Mr. Klein received a Bachelor of Science degree in Accounting from Brooklyn College in 1969. He has been licensed as a CPA in the State of New York since 1972.

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Martin Z. Schmidt, age 70, became a Director of the Company and OptimumBank in August 2015. Mr. Schmidt has been in the financial and estate planning, securities and insurance industries since 1975. Since 2013, he has been an independent financial consultant with National Holdings Corp/Gilman Ciocia. In 2007, he served in a marketing capacity and liaison to the national senior accounting firms for Twenty-First Securities, Inc., introducing market based solutions for tax and corporate based problems within their institutional client base. From 1993 to 2000, he served as a Vice President and Branch Manager for multiple branches of Advest, Inc., a major regional securities and investment management firm,. Mr. Schmidt served with the 423d Military Police, U.S. Army Reserve, for five years, completed 3 years of coursework towards an MBA in Management Science and Statistics at the Lubin Graduate School of Business Administration in 1973, and graduated Brooklyn College with a B.A. in Economics in 1969.

Avi M. Zwelling, age 45, became a Director of the Company and OptimumBank in December 2017. Mr. Zwelling is the managing partner of Stern Zwelling, LLC, which is located in Boca Raton, Florida. The firm handles commercial litigation, banking, real estate, and trusts and estates matters. Mr. Zwelling graduated from Columbia University in New York, New York, with a B.A. in Comparative Religion, and earned a law degree from the Benjamin N. Cardozo School of Law, also in New York, New York. Mr. Zwelling has been providing legal services to the Company since 2012.

Thomas Procelli, age 63, has served as a Director of the Company since July 25, 2017 and OptimumBank since October 2012. Mr. Procelli is Director of Operations for Better Living Solutions, a Tallahassee counseling and wellness outpatient center specializing in eating disorder treatment and offers financial institution and business support services through his firm TAP Independent Consulting. Mr. Procelli served as an Executive Vice President since the founding of OptimumBank in October 2000 through September 2015 in the positions of Chief Technology Officer and Chief Operating Officer. Mr. Procelli has been in banking for over 40 years having a diverse background in operations, information systems, compliance and audit. Outside of banking, he has worked in public accounting at the firm of Coopers and Lybrand and in the mortgage origination software product development at Fiserv. He received his MBA in Finance in 1979 and his BBA degree in Accounting in 1976 from Hofstra University located in Hempstead, New York.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL DIRECTOR NOMINEES.

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CORPORATE GOVERNANCE

Director Independence

The Board of Directors analyzed the independence of each director and determined that Moishe Gubin, Joel Klein, Martin Schmidt and Avi Zwelling, each meet the standards of independence under the listing standards of The NASDAQ Stock Market (“NASDAQ”).

The Board of Directors Meetings and Committees

The Company’s Board of Directors met 13 times during 2017. The independent directors did not meet in executive session without management during 2017. Each of the current members of the Board of Directors attended at least 75% of the meetings of the Board and committees on which he served held while he has been a Director. The Company’s Board of Directors has established several standing committees, including the following:

Compensation Committee

The Compensation Committee currently consists of Moishe Gubin (Chairman), Joel Klein and Avi Zwelling. Mr. Gubin, Mr. Klein and Mr. Zwelling are independent under the NASDAQ listing standards. The Compensation Committee reviews and recommends to the Board of Directors the compensation arrangements for executive management and non-employee directors. The Compensation Committee met once during 2017 and operates under a written charter. A copy of the current Compensation Committee Charter can be viewed on the Company’s website at www.optimumbank.com/information-center/corporate-governance/.

In 2017, no executive officer had a role in determining or recommending the amount or form of outside director compensation. The Compensation Committee does not delegate its authority to any other persons. The Compensation Committee does not use consultants to determine or recommend the amount or form of compensation arrangements.

Nominating Committee

The Nominating Committee currently consists of Mr. Gubin (Chairman), Mr. Klein, and Mr. Zwelling. The committee evaluates new candidates and current directors, and recommends candidates to the Board to fill vacancies occurring between annual shareholder meetings. A copy of the charter for the Nominating Committee can be viewed on the Company’s website at www.optimumbank.com/ information-center/corporate-governance.

All of the director nominees of the Company set forth in the Proposal entitled “Election of Directors” were recommended by a majority of the independent directors of the Company. The independent directors, acting in their capacity as the nominating committee, held one meeting during 2018.

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The Nominating Committee will initially consider nominating the Company’s existing directors for re-election to the Board as appropriate or to other director nominees proposed, as appropriate, by the directors, and in doing so considers each director’s independence, if required, share ownership, skills, performance and attendance at a minimum of 75% of the Board and respective committee meetings. In evaluating any candidates for potential director nomination, the Nominating Committee will consider candidates that are independent, if required, who possess personal and professional integrity, have good business judgment, relevant experience and skills, including banking, financial, real estate and/or legal expertise, who would be effective as a director in conjunction with the full Board, who would commit to attend Board and committee meetings, and whose interests are aligned with the long-term interests of the Company’s shareholders.

The Nominating Committee will consider director candidates recommended by shareholders, provided the recommendation is in writing and delivered to the Corporate Secretary of the Company at the principal executive offices of the Company not later than the close of business on the 120th day prior to the first anniversary of the date on which the Company first mailed its proxy materials to shareholders for the preceding year’s annual meeting of shareholders. For the 2019 annual meeting, recommendations must be received by December 21, 2018. The nomination and notification must contain the nominee’s name, address, principal occupation, total number of shares owned, consent to serve as a director, and all information relating to the nominee and the nominating shareholder as would be required to be disclosed in solicitation of proxies for the election of such nominee as a director pursuant to the SEC’s proxy rules.

Audit Committee

The Audit Committee of the Board of Directors is responsible for the oversight of the Company’s financial and accounting reporting processes and the audits of the Company’s financial statements. The Audit Committee is currently composed of two non-employee directors consisting of Moishe Gubin (Chairman) and Martin Schmidt. The Audit Committee ordinarily has three members. On March 12, 2018, the third member of the committee, John H. Clifford resigned as a Director of the Company. The Company is currently seeking a third member for the committee. The Audit Committee operates under a written charter adopted and approved by the Board of Directors. A copy of the current Audit Committee Charter can be viewed on the Company’s website at www.optimumbank.com/information-center/corporate-governance.

Prior to 2015, the Board determined that all of the members of the Audit Committee were financially literate and independent in accordance with the NASDAQ listing standards applicable to audit committee members. The Board has determined that Moishe Gubin is an “audit committee financial expert” as defined by SEC rules. The Audit Committee met four times during 2017. A Report from the Audit Committee is included on page 17.

Attendance by Directors at Annual Shareholders’ Meetings

The Company expects its directors to attend the annual meeting. All of the current directors attended the 2017 annual meeting (held in April 2017), with the exception of Mr. Zwelling, who did not join the Board until December 2017.

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Shareholder Communications with the Board of Directors

The Board of Directors has adopted a formal process by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to: Board of Directors, OptimumBank Holdings, Inc. at 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308, Attention: Mary Franco. All communications will be compiled by the Corporate Secretary and submitted to the members of the Board. Concerns about accounting or auditing matters or possible violations of the Company’s Code of Ethics should be reported under the procedures outlined in the Company’s Whistleblower Policy. Our Whistleblower Policy is available on the Company’s website at www.optimumbank.com/information-center/corporate-governance.

Board Leadership Structure and Role in Risk Oversight

The Company’s policy is to separate the roles of chairman and chief executive officer of the Company. At the present time, the Company does not have any person serving as the Chairman of the Board.

The Board believes that risk management is an important component of the Company’s corporate strategy. While we assess specific risks at the Company’s committee levels, the Board, as a whole, oversees the Company’s risk management process, and discusses and reviews with management major policies with respect to risk assessment and risk management. The Board is regularly informed through committee reports about the Company’s risks. The Audit Committee reviews and assesses the Company’s processes to manage financial reporting risk. It also reviews the Company’s policies for risk assessment and assesses steps management has taken to control significant risks. The Compensation Committee oversees risks relating to compensation practices and policies.

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PROPOSAL NO. 2

APPROVAL OF THE 2018 EQUITY INCENTIVE PLAN

On April 24, 2018, our Board of Directors approved the 2018 Equity Incentive Plan for directors and employees, subject to shareholder approval. The plan will allow us to provide equity compensation to employees and directors, under a shareholder-approved plan, in order to enable us to attract and retain qualified persons to serve as directors and employees. The Company also has in effect the 2011 Equity Incentive Plan, under which 1,119 shares of common stock currently remain available for awards to employees and directors. If the 2018 Equity Incentive Plan is adopted by shareholders, it will not replace the 2011 Equity Incentive Plan but instead each will be in effect and be available for awards pursuant to their respective terms.

The plan contains a number of provisions that the Board of Directors believes are consistent with the interests of shareholders and sound corporate governance practices. These include:

●	No Discount Stock Options. Stock options may not be granted or awarded with an exercise price of less than the market value of our common stock on the date of the grant or award.

●	No Repricings. The repricing of stock options is prohibited without the approval of shareholders. This provision applies to both direct repricings - lowering the exercise price of a stock option - and indirect repricings - cancelling an outstanding stock option and replacing it with a lower-priced option.

Summary of the Plan

The principal features of the plan are summarized below. The summary does not contain all information that may be important to you. The complete text of the plan is set forth at Appendix A to this proxy statement.

Plan Administration. The plan is administered by our Board of Directors, a majority of whom meet the NASDAQ standard for director independence, and/or our Board’s Compensation Committee, which consists of at least two members of the Board, each of whom meets the NASDAQ standard for director independence. The Board through its Compensation Committee, has the sole authority, among other things, to:

●	Select participants and grant awards,

●	Determine the number of shares to be subject to the types of awards,

●	Determine the terms and conditions upon which awards will be granted under the plan, including the vesting requirements of awards,

●	Prescribe the form and terms of award agreements,

●	Establish procedures and regulations for the administration of the plan,

●	Interpret the plan, and

●	Make all determinations necessary or advisable for administration of the plan.

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Eligibility. The directors and employees of the Company and its subsidiaries are eligible to participate in the plan.

Awards. The plan provides for the grant of incentive and non-statutory options, bonus shares, restricted shares, and performance shares, as such terms are defined in the plan.

Shares Subject to the Plan. The plan authorizes the issuance of up to 250,000 shares of the Company common stock. If any shares are subject to an award under the plan that is forfeited, cancelled, expires, lapses or otherwise terminates without the issuance of such shares, those shares will again be available for grant under the plan. Likewise, shares that are tendered to the Company by a participant as full or partial payment of the exercise price of any stock option granted under the plan or in payment of any withholding tax incurred in connection with any award under the plan will be available for issuance under the plan. The shares issued under the plan may consist, in whole or in part, of authorized but unissued shares or treasury shares.

Adjustments. In the event of a merger or consolidation (in each case where the shares of the Company are converted into stock and/or cash of another entity), or any corporate structure affecting Company common stock, adjustments and other substitutions will be made to the plan, including adjustments in the maximum number of shares subject to the plan and other numerical limitations. Adjustments will also be made to awards under the plan as the Board in its sole discretion deems equitable or appropriate.

Options. Incentive and non-statutory options to purchase shares of Company common stock may be granted under the plan, either alone or in addition to other awards and for no consideration or for such consideration as the Board and/or Compensation Committee may determine or as may be required by applicable law. The price at which a share may be purchased under an option may not be less than the market value of a share on the date the option is granted. Market value means the last reported sale price of Company common stock reported on The Nasdaq Capital Market on the relevant date of determination. The plan permits the Board and/or Compensation Committee to establish the term of each option, but its term may not exceed ten years. Options may be exercised for whole shares only. If an option would otherwise be exercisable for fractional shares, the option is rounded down to the nearest whole share amount. Options may vest and become fully exercisable in the event a change in control occurs as described below. The plan contains various provisions governing the participant’s right to exercise an option upon the termination of the participant’s employment with the Company.

Restricted Stock. Restricted stock awards may be issued to participants for no cash consideration, or for such minimum consideration as may be required by applicable law, either alone or in addition to other awards granted under the plan. Restricted stock vests and becomes fully exercisable as determined by the Board. Restricted stock vests and becomes fully exercisable in the event: (i) a change in control occurs, as described below, and service is terminated within 12 months thereafter; or (ii) of the death or disability of the participant. If a participant’s service with the Company is terminated, the participant will forfeit any unvested restricted stock (except in certain cases following a change in control).

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Performance Share Awards. Other awards of Company common stock that are valued in whole or in part by reference to, or are otherwise based on, Company common stock or the attainment by the Company of certain performance goals, may be granted to participants, either alone or in addition to other awards. Stock awards are paid in shares of Company common stock. Shares granted as stock awards may be issued for no cash consideration or for such minimum consideration as may be required by applicable law. At the time the performance goals established have been attained or otherwise satisfied within the performance cycle, the payment of the performance shares in the name of the participant will be made at the end of the performance cycle.

Bonus Shares and Awards in Lieu of Obligations. Bonus share awards may be issued to participants as a bonus or in consideration for past services actually rendered for the Company, or in lieu of obligations of the Company to pay cash or deliver other property under the plan or under other plans or compensation arrangements. The bonus shares can be awarded under terms and agreements that are determined by the Compensation Committee and/or the Board.

Change in Control. Unless otherwise determined by the Board and/or Compensation Committee at the time of the grant of an award, in the event of a change in control of the Company, all outstanding stock options will become fully vested. If a participant’s service with the Company is involuntarily terminated at any time within twelve months after a change in control, and unless otherwise determined by the Board and/or Compensation Committee at the time of the grant of an award, any restricted period with respect to restricted shares will lapse and all such shares will become fully vested.

A “change in control” means, with certain exceptions: (i) an acquisition of beneficial ownership of 50% or more of the outstanding common stock; (ii) a merger in which the Company is not the surviving entity, or a sale by the Company or the Bank of all or substantially all of its assets; or (iii) the acquisition by any person or group by means of a merger, consolidation or purchase of 80% or more of its outstanding shares.

Effective Date, Term, Amendment and Termination. If approved by shareholders, the plan will become effective as of the date of such approval and will remain in effect until the earlier of (a) the date that no additional shares are available for issuance, (b) the date the plan is terminated by the Board of Directors in accordance with its terms or (c) the tenth anniversary of such shareholder approval. Termination will not affect grants and awards then outstanding under the plan. The Board of Directors may terminate or amend the plan at any time without shareholder approval, unless such approval is necessary to comply with the Securities Exchange Act of 1934, the Internal Revenue Code, NASD rules, or other applicable law. No termination, amendment or modification of the plan may in any manner affect any award previously granted under the plan without the consent of the participant to whom the award was granted or the transferee of the award.

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Restriction on Transfer. Awards granted under the plan are generally non-transferable, except by will or the laws of descent and distribution. The Board may permit participants to transfer awards (other than stock options) to members of their immediate family, to one or more trusts solely for the benefit of such immediate family members, and to partnerships into which such family members or trusts are the only partners.

Other Provisions. The Board may establish procedures providing for the delivery of shares of Company common stock, in satisfaction of withholding tax obligations.

Federal Income Tax Consequences. Under present law, the following are the U.S. federal income tax consequences generally arising with respect to stock options, restricted stock, bonus shares and performance share awards:

Upon exercising a non-statutory option, a participant must recognize ordinary compensation income equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. The Company will be entitled to a deduction for the same amount. Upon sale of such shares by the optionee, any difference between the sales price and fair market value on the date of exercise will be treated as a long-term capital gain (loss) if the stock has been held for at least 12 months.

For an incentive stock option, the optionee generally will recognize no taxable income upon grant or exercise of the option. If the acquired stock is held for at least two years from date of grant and one year from date of exercise, any gain or loss realized upon disposition of the shares will be treated as long-term capital gain (loss). If the acquired stock is sold prior to the satisfaction of these holding period requirements, the difference between the option price and the fair market value of the shares on the date of exercise will be treated as ordinary compensation income. The Company will be entitled to a deduction for the same amount. If compensation is recognized and the stock is sold, any difference between fair market value on date of exercise and the sales price will be recognized as either short or long term capital gain or loss, depending upon the amount of time the acquired stock was held. For alternative minimum tax purposes, the exercise of an incentive stock option will create an adjustment item in the year of exercise equal to the difference between the option price and fair market value on date of exercise. This adjustment item will create an adjusted tax basis for alternative minimum tax purposes different from regular tax purposes in the stock equal to the fair market value on date of exercise.

Recipients of restricted stock awards will recognize ordinary income in an amount equal to the fair market value of the shares of Company common stock granted to them at the time that the shares vest and become transferable. A recipient of a restricted stock award may, however, elect to accelerate the recognition of income with respect to his or her grant to the time when shares of common stock are first transferred to him or her, notwithstanding the vesting schedule of such awards. The Company will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of restricted stock awards in the year in which such amounts are included in income.

Performance share and bonus share awards result in the recognition of ordinary income in an amount equal to the fair market value of shares of Company common stock paid to participants. The Company will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by plan participants.

Other Information. The Board has not made any determination as to the allocation of benefits or amounts under the plan if approved by shareholders. If the plan is not approved by shareholders, the Board of Directors will consider other alternatives. The plan is not exclusive and does not limit the authority of the Board or its Committees to grant awards or authorize any other compensation, with or without reference to shares, under any other plan or authority.

Vote Required and Recommendation of Board of Directors. Assuming the existence of a quorum, this proposal will be approved if the number of shares voted in favor of this Proposal No. 2 exceeds the number of shares voted against the proposal. As such, abstentions and broker non-votes will not affect the outcome of the vote, but will be counted for determining the existence of a quorum.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPANY’S 2018 EQUITY INCENTIVE PLAN.

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PROPOSAL NO. 3

RATIFICATION OF INDEPENDENT AUDITOR

The Audit Committee has selected Hacker, Johnson & Smith PA (“Hacker Johnson”) as the Company’s independent auditor for fiscal year 2018, and the Board asks shareholders to ratify that selection. Although current law, rules, and regulations, as well as the charter of the Audit Committee, require the Audit Committee to engage, retain, and oversee the Company’s independent auditor, the Board considers the selection of the independent auditor to be an important matter of shareholder concern and is submitting the selection of Hacker Johnson for ratification by shareholders as a matter of good corporate governance.

Assuming the presence of a quorum, this Proposal will require the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at the meeting.

THE BOARD OF DIRECTS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 3.

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AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2017 with Company’s management and has discussed with the independent auditors, Hacker, Johnson & Smith PA, communications pursuant to applicable auditing standards. In addition, Hacker, Johnson & Smith PA has provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the audit committee concerning independence, and the Audit Committee has discussed with Hacker, Johnson & Smith PA, the independent auditor’s independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and selected Hacker, Johnson & Smith PA as the Company’s independent auditor for 2018.

AUDIT COMMITTEE

Moishe Gubin

Martin Schmidt

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INDEPENDENT ACCOUNTANTS

Hacker Johnson, the Company’s independent registered public accounting firm, audited the Company’s consolidated financial statements for the fiscal year ended December 31, 2017.

Audit Fees

The following table is a summary of the fees billed to the Company by Hacker, Johnson & Smith PA for professional services rendered for the year ended December 31, 2017 and 2016:

Fee Category	2016 Fees	2017 Fees

Audit Fees	$66,000	$68,000

Audit Fees. Consists of fees billed for professional services rendered for the audit of the Company’s financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by Hacker, Johnson & Smith, PA in connection with statutory and regulatory filings or engagements.

Pre-approved Services. Consistent with SEC rules regarding auditor independence, the Company’s Audit Committee Charter requires the Audit Committee to pre-approve all audit services and non-audit services permitted by law and Audit Committee policy (including the fees and terms of such services) to be performed for the Company by the independent auditors, subject to the “de minimis” exceptions for non-audit services described in SEC rules that are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may delegate pre-approval authority to a member of the committee. The decisions of any committee member to whom pre-approval is delegated must be presented to the Audit Committee at its next scheduled meeting.

A representative from Hacker, Johnson & Smith PA, independent public auditors for the Company for 2017 and the current year, is expected to be present at the annual meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions.

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MANAGEMENT

Officers of the Company

The Board of Directors is seeking to appoint Moishe Gubin as the Company’s Chief Executive Officer. Mr. Gubin has submitted requests for the required regulatory approvals to serve as Chief Executive Officer of the Company. These requests are currently pending.

From October 2015 to June 2016, Joel Klein, a director of the Company, acted as the Company’s principal executive officer and principal financial officer on an interim basis. Since June 2016, Timothy Terry, President and Chief Executive Officer of the Bank, has been acting as the Principal Executive Officer for the Company, and since October 16, 2017, David Edgar, Controller of the Bank, has been acting as the Principal Financial Officer for the Company.

The background of Mr. Terry and Mr. Edgar are set forth below.

Timothy Terry, age 62, was appointed President and Chief Executive Officer of the Bank in February 2013. Mr. Terry has been in banking for 34 years and most recently served as President/CEO of Putnam State Bank in Palatka, Florida. Prior to joining OptimumBank, he served as President, CEO and Senior Loan Officer for Enterprise Bank of Florida in North Palm Beach, Florida, and held senior lending, branch administration & sales management positions at Palm Beach National Bank & Trust, Flagler National Bank of the Palm Beaches and Comerica Bank. Mr. Terry received his BBA degree in finance from Western Michigan University located in Kalamazoo, Michigan. He is also a graduate of the American Bankers Association Stonier Graduate School of Banking at the University of Delaware.

David Edgar, age 55, was appointed Controller of the Bank in October 2017. Mr. Edgar has been in banking for 33 years and most recently served as Senior Vice President and Chief Financial Officer of FirstCity Bank of Commerce in Palm Beach Gardens, Florida. Mr. Edgar received his Bachelor of Accounting degree from University of Alabama. He is also a graduate of the Graduate School of Banking at Louisiana State University.

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MANAGEMENT COMPENSATION

The following table shows the compensation paid by the Company and the Bank for 2017 and 2016 to the persons acting as principal executive officer and principal financial officer. The Company did not have any persons serving as executive officers.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation($)	Total Compensation

Timothy Terry	2017	$225,000	-	$8,400	$233,400
President, Chief Executive Officer and Chief Operating Officer of Bank	2016	$225,000	-	$8,400	$233,400

David Edgar (1)	2017	$31,855			$31,855
Controller of the Bank	2016	-	-	-	-

James Odza (2)	2017	$90,440			$90,440
Former Chief Financial Officer of the Bank	2016	$128,333	-	-	$128,333

(1) Mr. Edgar’s employment commenced in October 2017.

(2) Mr. Odza’s employment was terminated in August 2017.

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Stock Options

No stock options were granted to any of the executive officers in 2017. None of the Company’s executive officers holds any stock options.

Director Compensation

Each director receives compensation for serving on the Board of Directors and committees of the Board. Mr. Gubin receives $1,500 for each Board meeting attended, and all other directors receive $1,000 for each Board meeting attended. During the first quarter of 2017, these amounts are payable 25% in cash, and 75% in shares of the Company’s common stock (based on the fair market value on the date of grant). For Audit Committee meetings, the Mr. Gubin receives compensation of $250 for each meeting attended, and the members receive $200, all of which are payable in shares of the Company’s common stock (based on the fair market value on the date of grant). For Compensation Committee meetings, Mr. Gubin receives compensation of $125 for each meeting attended and the other members receive $100, all of which are payable in shares of the Company’s common stock (based on the fair market value on the date of grant). Mr. Gubin also receives $200,000 per year for additional services as a director, payable in shares of the Company’s common stock (based on the fair market value on the date of issuance).

Director Compensation Table For 2017

Name	Cash Compensation($)	Stock Awards($)(1)	All Other Compensation ($)	Total($)

Moishe Gubin	$11,375	$202,219	$0	$213,594

Joel Klein	8,350	1,477	0	9,827

Martin Schmidt	8,100	1,477	0	9,577

John Clifford	7,600	1,477	0	9,077

Thomas Procelli	8,100	1,477	0	9,577

Avi M. Zwelling	1,000	—	0	1,000

Total	$44,525	$209,604	$0	$254,129

(1) The amounts in this column represent the fair value of the stock grants made to the directors in payment of a portion of their directors’ fees in 2017.

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SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

This following table sets forth information regarding the beneficial ownership of the common stock as of December 31, 2017 for:

●	each of the directors and executive officers of the Company and the Bank;

●	all of the directors and executive officers of the Company and the Bank as a group; and

●	each other person known by the Company to own beneficially more than 5% of the Company common stock.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the securities. The persons named in the table have sole voting and investment power or have shared voting and investment power with a spouse with respect to all shares of common stock shown as beneficially owned by them, unless otherwise indicated in these footnotes.

Name of Beneficial Owners	Number of Shares Beneficially Owned	Percent of Class[1]

Directors and Executive Officers

Moishe Gubin, Director	71,387	6.37%

Joel Klein, Director	30,891	2.76%

Thomas Procelli, Director	3,110	0.28%

Martin Schmidt, Director	5,140	0.46%

Avi Zwelling, Director	31,118	2.78%

Timothy Terry, President, Chief Executive Officer and Chief Operating Officer of the Bank	0	0

All directors and executive officers as a group	128,146	11.43%

1 Based on 1,103,447 shares of common stock outstanding on December 31, 2017

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Name of Beneficial Owners	Number of Shares Beneficially Owned	Percent of Class

Principal Shareholders

Cha Heng Fai Ambrose No. 11 Maryland Drive Singapore 277508	92,980	8.29%

Midwest Kosher & Deli, LLC 2722 Tucker Drive South Bend, Indiana 46619	69,702	6.22%

Midwest Torah Center 2516 S. Twyckenham Dr. South Bend, Indiana 4661	94,425	8.42%

Ari Haas 6028 N. Monticello Chicago, Illinois 60659	75,000	6.69%

Neerod LLC/Nivaram LLC 6633 S. Sacramento Avenue Chicago, Illinois 60645-4216	71,430	6.37%

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, as well as persons who own 10% or more of a class of the Company’s equity securities, to file reports of their ownership of the Company’s securities, as well as statements of changes in such ownership, with the SEC. The Company believes that all such filings required during 2017 were made on a timely basis, except for a Form 3 on behalf of Mr. Schmidt and a Form 5 on behalf of Messrs. Gubin, Klein, Schmidt and Zwelling with respect to their director compensation.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since January 1, 2017, there have been no transactions or any proposed transactions in which the Company was or is a party, in which the amount involved exceeded $120,000, and in which a director, director nominee, executive officer, holder of more than 5% of the Company’s common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

Loans to Officers, Directors and Affiliates

The Bank offers loans in the ordinary course of business to its directors and employees, including executive officers, their related interests and immediate family members. Applicable law and Bank policy require that these loans be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated parties, and must not involve more than the normal risk of repayment or present other unfavorable features. Loans to individual employees, directors and executive officers must also comply with the Bank’s lending policies and statutory lending limits, and directors with a personal interest in any loan application are excluded from the consideration of such loan application.

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SHAREHOLDER PROPOSALS FOR 2019 ANNUAL MEETING

Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company’s 2019 annual meeting of shareholders and that shareholders desire to have included in the Company’s proxy materials relating to such meeting must be received by the Company at its corporate offices no later than December 28, 2018, which is 120 calendar days prior to the anniversary of this year’s mailing date. Upon timely receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations governing the solicitation of proxies.

If a shareholder wishes to present a proposal at the Company’s 2019 annual meeting or to nominate one or more Directors and the proposal is not intended to be included in the Company’s proxy statement relating to that meeting, the shareholder must give advance written notice to the Company by March 13, 2019, as required by SEC Rule 14a-4(c)(1).

Any shareholder filing a written notice of nomination for Director must describe various matters regarding the nominee and the shareholder, including such information as name, address, occupation and shares held. Any shareholder filing a notice to bring other business before a shareholder meeting must include in such notice, among other things, a brief description of the proposed business and the reasons for the business, and other specified matters. Copies of those requirements will be forwarded to any shareholder upon written request.

SOLICITATION OF PROXIES

The proxy accompanying this Proxy Statement is solicited by the Board of Directors of the Company. All of the costs of solicitation of proxies will be paid by the Company. We may also reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy materials to the beneficial owners of the Company’s shares of common stock. In addition to solicitations by mail, the Company’s directors, officers and employees, including those of the Bank, may solicit proxies personally, by telephone or otherwise, but will not receive any additional compensation for their services.

OTHER MATTERS

Management does not know of any matters to be presented at the meeting other than those set forth above. However, if other matters come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented by the proxy in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the proxy.

HOW TO OBTAIN EXHIBITS TO FORM 10-K AND OTHER INFORMATION

A copy of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2017 is included with this proxy statement. We will mail without charge copies of any particular exhibit to the Company’s Form 10-K upon written request. Requests should be sent to OptimumBank Holdings, Inc., Attn: Mary Franco, 2477 East Commercial Boulevard, Fort Lauderdale, FL 33308. Our proxy statement, annual reports on form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, as well as any amendment to those reports, are also available free of charge through the SEC’s website, www.sec.gov.

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APPENDIX A

OPTIMUMBANK HOLDINGS, INC. 2018 EQUITY INCENTIVE PLAN

1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Company and its shareholders by providing a means for attracting and retaining directors and key employees of the Company and its Affiliates.

2. Definitions. The following definitions are applicable to the Plan:

“Affiliate” means any “parent corporation” or “subsidiary corporation” of the Company as such terms are defined in Code sections 424(e) and (f), respectively.

“Award” means the grant by the Compensation Committee and/or the Board of Directors of Incentive Stock Options, Non-Qualified Stock Options, Restricted Shares, Performance Shares, Bonus Shares, or any combination thereof, as provided in the Plan.

“Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

“Company” means OptimumBank Holdings, Inc.

“Board” means the Board Directors of the Company.

“Bonus Shares” mean shares awarded pursuant to Section 13.

“Cause” means, in connection with a Participant’s termination of service, theft or embezzlement from the Company or any Affiliate, violation of a material term or condition of employment, disclosure of confidential information of the Company or any Affiliate, conviction of the Participant of a crime of moral turpitude, stealing of trade secrets or intellectual property owned by the Company or any Affiliate, any act by the Participant in competition with the Company or any Affiliate, issuance of an order for removal of the Participant by the Company’s banking regulator, or any other act, activity or conduct of a Participant which in the opinion of the Company is adverse to the best interests of the Company or any Affiliate. “Cause” shall also include any definition included in the employment agreement between any plan participant and the Company or any of its subsidiaries.

“Change of Control” a Change of Control shall mean:

(a) a merger in which the Company is not the surviving entity or a sale by the Company of all or substantially all of its assets,

(b) the acquisition by any individual or group of the Company by means of a merger, consolidation or purchase of 80% or more of its outstanding shares. The term “group” and the concept of beneficial ownership shall have such meanings ascribed thereto as set forth in the Exchange Act and the regulations and rules thereunder.

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(c) or the acquisition by any individual or group of beneficial ownership of more than 50% of the outstanding shares of the Company. The term “group” and the concept of beneficial ownership shall have such meanings ascribed thereto, as set forth in the Exchange Act and the regulations and rules thereunder.

For purposes of this Plan, where a change of control of the Company results from a series of related transactions, the change of control of the Company shall be deemed to have occurred on the date of the consummation of the first such transaction.

“Code” means the Internal Revenue Code of 1986, as amended, and its interpretive regulations.

“Committee” means the Compensation Committee appointed by the Board pursuant to Section 3 of the Plan.

“Continuous Service” means, in the case of an Employee, the absence of any interruption or termination of service as an Employee of the Company or an Affiliate; and in the case of an individual who is not an Employee, the absence of any interruption or termination of the service relationship between the individual and the Company or an Affiliate. Service will not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of a Participant’s transfer between the Company and an Affiliate or any successor to the Company.

“Director” means any individual who is a member of the Board.

“Disability” means total and permanent disability as determined by the Compensation Committee and/or the Board pursuant to Code section 22(e)(3).

“EBITDA” means earnings before interest, taxes, depreciation and amortization.

“Employee” means any person, including an officer, who is employed by the Company or any Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price per Share at which the Shares subject to an Option may be purchased upon exercise of the Option.

“Incentive Stock Option” means an option to purchase Shares granted by the Compensation Committee and/or Board of Directors pursuant to the terms of the Plan that is intended to qualify under Code section 422.

“Market Value” means the last reported sale price on the trading date preceding the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of the Shares on The Nasdaq Capital Market, or, if the Shares are not listed on The Nasdaq Capital Market, on the principal exchange on which the Shares are listed for trading, or, if the Shares are not then listed for trading on any exchange, the mean between the closing high bid and low asked quotations of the Shares on the date in question as reported by NASDAQ or any similar system then in use, or, if no such quotations are available, the fair market value on such date of the Shares as the Compensation Committee and/or Board of Directors shall determine.

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“Non-Qualified Stock Option” means an option to purchase Shares granted by the Compensation Committee and/or the Board pursuant to the terms of the Plan, which option is not intended to qualify under Code section 422.

“Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

“Participant” means any individual selected by the Compensation Committee and/or the Board to receive an Award.

“Performance Cycle” means the period of time, designated by the Compensation Committee and/or the Board, over which Performance Shares may be earned.

“Performance Shares” means Shares awarded pursuant to Section 12 of the Plan.

“Plan” means the OptimumBank Holdings, Inc. 2018 Equity Incentive Plan.

“Restricted Period” means the period of time selected by the Compensation Committee and/or the Board for the purpose of determining when restrictions are in effect under Section 11 of the Plan with respect to Restricted Shares.

“Restricted Shares” means Shares that have been contingently awarded to a Participant by the Compensation Committee and/or the Board subject to the restrictions referred to in Section 12 of the Plan, so long as such restrictions are in effect.

“Retirement” means, in the case of an Employee or Director, a termination of Continuous Service by reason of the Employee’s or Director’s retirement on or after the Employee’s or Director’s 65th birthday.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means the shares of common stock, par value of $0.01 per share.

3. Administration. The Plan will be administered by the Board and/or the Compensation Committee, which will consist of two or more members of the Board, each of whom will be independent directors as a “non-employee director” as provided under Rule 16b-3 of the Exchange Act, an “outside director” as provided under Code section 162(m), and an “independent director” under Rule 5605(a)(2) of the NASDAQ Corporate Governance Rules, as amended. The members of the Committee will be appointed by the Board. Except as limited by the express provisions of the Plan, the Board through its Compensation Committee will have sole and complete authority and discretion to (a) select Participants and grant Awards; (b) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (c) determine the terms and conditions upon which Awards will be granted under the Plan including the vesting requirements of such Awards made under the Plan; (d) prescribe the form and terms of Award Agreements; (e) establish procedures and regulations for the administration of the Plan; (f) interpret the Plan; and (g) make all determinations deemed necessary or advisable for the administration of the Plan. With respect to Director and Senior Executive Officers as it relates to (a) through (g) above, the Board will have sole and complete authority and discretion. With respect to all other Officers and Employees, the Board or the Compensation Committee will have complete authority and discretion with regard to (a) through (g) above.

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A majority of the Compensation Committee and/or the Board will constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Compensation Committee and/or the Board without a meeting, will be acts of the Board. All determinations and decisions made by the Compensation Committee and/or the Board pursuant to the provisions of the Plan will be final, conclusive, and binding on all persons, and will be given the maximum deference permitted by law. The Board hereby delegates this responsibility to its Compensation Committee.

4. Participants. The Compensation Committee and/or the Board may select from time to time Participants in the Plan from those officers, Directors, and Employees of the Company or its Affiliates who, in the opinion of the Compensation Committee and/or the Board, have the capacity for contributing in a substantial measure to the successful performance of the Company or its Affiliates.

5. Substitute Options. In the event the Company or an Affiliate consummates a transaction described in Code Section 424(a), persons who become Employees or Directors on account of such transaction may be granted Options in substitution for Options granted by the former employer. The Compensation Committee and/or the Board and consistent with Code Section 424(a) shall determine the Exercise Price of the substitute Options.

6. Shares Subject to Plan, Limitations on Grants and Exercise Price. Subject to adjustment by the operation of Section 14 hereof:

●	The maximum number of Shares that may be issued with respect to Awards made under the Plan is 250,000 Shares.

●	The Shares with respect to which Awards may be made under the Plan are authorized and unissued Shares. Any Award that expires, terminates or is surrendered for cancellation, or with respect to Restricted Shares, which is forfeited (so long as any cash dividends paid on such Shares are also forfeited), may be subject to new Awards under the Plan with respect to the number of Shares as to which a termination or forfeiture has occurred. Additionally, Shares that are withheld by the Company or delivered by the Participant to the Company in order to satisfy payment of the Exercise Price or any tax withholding obligation and Shares granted pursuant to an Award Agreement which is subsequently settled in cash rather than Shares, may be subject to new Awards under the Plan.

●	Notwithstanding any other provision under the Plan, the Exercise Price for any Option awarded under the Plan may not be less than the Market Value of the Shares on the date of grant.

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7. General Terms and Conditions of Options.

●	The Compensation Committee and/or the Board will have full and complete authority and discretion, except as expressly limited by the Plan, to grant Options and to prescribe the terms and conditions (which need not be identical among Participants) of the Options. Each Option will be evidenced by an Award Agreement that will specify: (i) the Exercise Price, (ii) the number of Shares subject to the Option, (iii) the expiration date of the Option, (iv) the manner, time and rate (cumulative or otherwise) of exercise of the Option, (v) the restrictions, if any, to be placed upon the Option or upon Shares that may be issued upon exercise of the Option, (vi) the conditions, if any, under which a Participant may transfer or assign Options, and (vii) any other terms and conditions as the Compensation Committee and/or the Board, in its sole discretion, may determine.

●	Other than in connection with a change in the Company’s capitalization (as described in Section 14 of the Plan), the Compensation Committee and/or the Board shall not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Option Award Agreement to reduce the Exercise Price. Furthermore, no Option shall be cancelled and replaced by issuance to the same participant of an Option having a lower Exercise Price without further approval of the shareholders of the Company.

8. Exercise of Options.

●	Except as provided in Section 16, an Option granted under the Plan will be exercisable only by the Participant, and except as provided in Section 9 of the Plan, no Option may be exercised unless at the time the Participant exercises the Option, the Participant has maintained Continuous Service since the date of the grant of the Option. Options may be exercised for whole shares only. If an option would otherwise be exercisable for fractional shares, the option is rounded down to nearest whole share amount.

●	To exercise an Option under the Plan, the Participant must give written notice to the Company specifying the number of Shares with respect to which the Participant elects to exercise the Option together with full payment of the Exercise Price. The date of exercise will be the date on which the notice is received by the Company. Payment may be made either (i) in cash (including check, bank draft or money order), (ii) by tendering Shares already owned by the Participant for at least six (6) months prior to the date of exercise and having a Market Value on the date of exercise equal to the Exercise Price, or (iii) by any other means determined by the Compensation Committee and/or the Board in its sole discretion.

9. Termination of Options. Unless otherwise specifically provided elsewhere in the Plan or by the Compensation Committee and/or the Board in the Award Agreement or any amendment thereto, Options will terminate as provided in this Section.

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●	Unless sooner terminated under the provisions of this Section, Options will expire on the earlier of the date specified in the Award Agreement or the expiration of ten (10) years from the date of grant.

●	If the Continuous Service of a Participant is terminated for reason of Retirement, the Participant may exercise outstanding Options to the extent that the Participant was entitled to exercise the Options at the date of cessation of Continuous Service, but only within the period of three (3) months immediately succeeding the Participant’s cessation of Continuous Service. Any unvested options at the date of cessation of continuous service will be forfeited by the Participant.

●	If the Continuous Service of a Participant is terminated for Cause, all rights under any Options granted to the Participant will terminate immediately upon the Participant’s cessation of Continuous Service, and the Participant will (unless the Compensation Committee and/or the Board, in its sole discretion, waives this requirement) repay to the Company within ten (10) days the amount of any gain realized by the Participant upon any exercise of an Option, awarded under the Plan, within three (3) months prior to the cessation of Continuous Service.

●	If the Continuous Service of a Participant is terminated voluntarily by the Participant for any reason other than death, Disability, or Retirement, the Participant may exercise outstanding Options to the extent that the Participant was entitled to exercise the Options at the date of cessation of Continuous Service, but only within the period of three (3) months immediately succeeding the Participant’s cessation of Continuous Service, and in no event after the applicable expiration dates of the Options.

●	If the Continuous Service of a Participant is terminated by the Company without Cause, the Participant may exercise outstanding Options to the extent that the Participant was entitled to exercise the Options at the date of cessation of Continuous Service, but only within the period of three (3) months immediately succeeding the Participant’s cessation of Continuous Service, and in no event after the applicable expiration dates of the Options; provided, however, that if a Participant is terminated by the Company without Cause within twelve months after a Change of Control, such Participant may exercise outstanding Options to the extent he or she was entitled to exercise the Options at the date of cessation of Continuous Service, within the period of three (3) months immediately succeeding the cessation of Continuous Service but in no event after the applicable expiration dates of the Options.

●	In the event of the Participant’s death or disability, all Options heretofore granted and not fully exercisable will terminate immediately. The Participant or the Participant’s beneficiary, as the case may be, may exercise all vested Options within the period of one (1) year immediately succeeding the Participant’s cessation of Continuous Service by reason of death or Disability, and in no event after the applicable expiration date of the Options.

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●	Notwithstanding the provisions of the foregoing paragraphs of this Section 9, the Compensation Committee and/or the Board may, in its sole discretion, establish different terms and conditions pertaining to the effect of the cessation of Continuous Service, to the extent permitted by applicable federal and state law. Additionally, notwithstanding the provisions of the foregoing paragraphs of this Section 9, the Compensation Committee and/or the Board may, in its sole discretion, allow the exercise of an expired Option if the Compensation Committee and/or the Board determines that: (i) the expiration was solely the result of the Company’s inability to execute the exercise of an Option due to conditions beyond the Company’s control, and (ii) the Participant made valid and reasonable efforts to exercise the Award. In the event the Compensation Committee and/or the Board makes such a determination, the Company shall allow the exercise to occur as promptly as possible following its receipt of exercise instructions subsequent to such determination.

10. Restrictive Covenants. In its discretion, the Compensation Committee and/or the Board may condition the grant of any Award under the Plan upon the Participant agreeing to reasonable covenants in favor of the Company and/or any Affiliate (including, without limitation, covenants not to compete, not to solicit employees and customers, and not to disclose confidential information) that may have effect following the termination of employment with the Company or any Affiliate.

●	Incentive and Non-Qualified Stock Options.

●	Incentive Stock Options may be granted only to Participants who are Employees. Any provisions of the Plan to the contrary notwithstanding, (i) no Option will be granted more than ten (10) years from the earlier of the date the Plan is adopted by the Compensation Committee and/or the Board of the Company or approved by the Company’s shareholders, (ii) no Option will be exercisable more than ten (10) years from the date the Option is granted, (iii) the Exercise Price of each Option will not be less than the Market Value per Share on the date such Option is granted, (iv) no Incentive Stock Option will be transferable by the Participant to whom such Incentive Stock Option is granted other than by will or the laws of descent and distribution and will be exercisable during the Participant’s lifetime only by such Participant, (v) no Incentive Stock Option will be granted that would permit a Participant to acquire, through the exercise of Incentive Stock Options in any calendar year, under all plans of the Company and its Affiliates, Shares having an aggregate Market Value (determined as of the time any Incentive Stock Option is granted) in excess of $100,000 (determined by assuming that the Participant will exercise each Incentive Stock Option on the date that such Option first becomes exercisable), and (vi) no Option may be exercised more than three (3) months after the Participant’s cessation of Continuous Service (one (1) year in the case of Disability) for any reason other than death. Notwithstanding the foregoing, in the case of any Participant who, at the date of grant, owns as defined in Code section 424(d), shares possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Affiliate, the Exercise Price of any Incentive Stock Option will not be less than 110% of the Market Value per Share on the date such Incentive Stock Option is granted and such Incentive Stock Option shall not be exercisable more than five years from the date such Incentive Stock Option is granted.

●	Notwithstanding any other provisions of the Plan, if for any reason an Option granted under the Plan that is intended to be an Incentive Stock Option fails to qualify as an Incentive Stock Option, such Option will be deemed to be a Non-Qualified Stock Option, and such Option will be deemed to be fully authorized and validly issued under the Plan.

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11. Terms and Conditions of Restricted Shares. The Compensation Committee and/or the Board will have full and complete authority, subject to the limitations of the Plan, to grant Awards of Restricted Shares and to prescribe the terms and conditions (which need not be identical among Participants) in respect of the Awards. Unless the Compensation Committee and/or the Board otherwise specifically provides in the Award Agreement, an Award of Restricted Shares will be subject to the following provisions:

●	At the time of an Award of Restricted Shares, the Compensation Committee and/or the Board will establish for each Participant a Restricted Period during which, or at the expiration of which, the Restricted Shares will vest; but in no event earlier than one year from grant date. Subject to paragraph (e) of this Section, the Participant will have all the rights of a shareholder with respect to the Restricted Shares, including, but not limited to, the right to receive all dividends paid on the Restricted Shares and the right to vote the Restricted Shares. The Compensation Committee and/or the Board will have the authority, in its discretion, to accelerate the time at which any or all of the restrictions will lapse with respect to any Restricted Shares prior to the expiration of the Restricted Period, or to remove any or all restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of the Restricted Period.

●	Subject to Section 15, if a Participant ceases Continuous Service for any reason before the Restricted Shares have vested, a Participant’s rights with respect to the unvested portion of the Restricted Shares will terminate and be returned to the Company.

●	Each certificate issued in respect to Restricted Shares will be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Company and will bear a legend referring to the terms, conditions and restrictions applicable to such shares.

●	At the time of an Award of Restricted Shares, the Participant will enter into an Award Agreement with the Company in a form specified by the Compensation Committee and/or the Board agreeing to the terms and conditions of the Award.

●	At the expiration of the restrictions imposed by this Section, the Company will redeliver to the Participant the certificate(s) and stock powers, deposited with the Company pursuant to paragraph (c) of this Section and the Shares represented by the certificate(s) will be free of all restrictions.

●	No Award of Restricted Shares may be assigned, transferred or encumbered.

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12. Performance Shares.

●	The Compensation Committee and/or the Board, may from time to time authorize the grant of Performance Shares upon the achievement of performance goals (which may be cumulative and/or alternative) within a designated Performance Cycle as may be established, in writing, by the Compensation Committee and/or the Board based on any one or any combination of the following business criteria (the “Performance Goals”): (i) earnings per Share; (ii) return on equity; (iii) return on assets; (iv) operating income; (v) market value per Share; (vi) EBITDA; (vii) cash flow; (viii) net income (before or after taxes); (ix) changes in the Company’s efficiency ratio (the ratio of non-interest expense to the sum of non-interest income plus taxable equivalent net-interest income); (x) improvements in the Company’s credit quality as measured by changes to the Company’s allowance for loan losses, the ratio of the allowance for loan losses to total loans, net of unearned income, or the ratio of net charge-offs to average loans, net of unearned income; (xi) enterprise value added (“EVA”); (xii) market value added (“MVA”); (xiii) fee income; (xiv) net interest income; (xv) growth in loans; (xvi) growth in deposits; (xvii) total return to shareholders; and (xviii) other criteria determined by the Compensation Committee and/or the Board.

●	As determined in the discretion of the Compensation Committee and/or the Board of Directors, performance goals may differ among Participants and/or relate to performance on a Company-wide or divisional basis.

●	At such time as it is certified, in writing, by the Compensation Committee and/or the Board that the Performance Goals established by the Compensation Committee and/or the Board have been attained or otherwise satisfied within the Performance Cycle, the Compensation Committee and/or the Board will authorize the payment of Performance Shares in the form of Shares registered in the name of the Participant. Payment shall be made in a lump sum following the close of the applicable Performance Cycle.

●	The grant of an Award of Performance Shares will be evidenced by an Award Agreement containing the terms and conditions of the Award as determined by the Compensation Committee and/or the Board.

●	Subject to Section 15, if the Participant ceases Continuous Service before the end of a Performance Cycle for any reason other than Disability or death, the Participant will forfeit all rights with respect to any Performance Shares that were being earned during the Performance Cycle. The Compensation Committee and/or the Board may establish guidelines providing that if a Participant ceases Continuous Service before the end of a Performance Cycle by reason of Disability or death, the Participant will be entitled to a prorated payment with respect to any Performance Shares that were being earned during the Performance Cycle.

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13. Bonus Shares and Awards in Lieu of Obligations. The Compensation Committee and/or the Board is authorized to grant to Participants Shares as a bonus or in consideration for past services actually rendered for the Company or an Affiliate, or to grant Shares or other Awards in lieu of obligations of the Company or an Affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms and/or agreements with the Participant as shall be determined by the Compensation Committee and/or the Board.

14. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of Shares, merger or consolidation (in each case where the shares of the Company are converted into stock and/or cash of another entity), or any change in the corporate structure affecting the Shares of the Company, the maximum aggregate number and class of Shares as to which Awards may be granted under the Plan and the number and class of Shares, and the exercise price and base price, with respect to which Awards theretofore have been granted under the Plan will be appropriately adjusted by the Compensation Committee and/or the Board to prevent the dilution or diminution of Awards. The Compensation Committee and/or the Board’s determination with respect to any adjustments will be conclusive. Any Shares or other securities received, as a result of any of the foregoing, by a Participant with respect to Restricted Shares will be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing the Shares or other securities will be legended and deposited with the Company in the manner provided in Section 12 of this Agreement.

15. Effect of Change of Control.

●	If the Continuous Service of any Participant of the Company or any Affiliate is involuntarily terminated, for whatever reason except for Cause, at any time within twelve (12) months after a Change of Control, unless the Compensation Committee and/or the Board has otherwise provided in the Award Agreement, (i) any Restricted Period with respect to an Award of Restricted Shares will lapse upon the Participant’s termination of Continuous Service and all Restricted Shares will become fully vested in the Participant to whom the Award was made; and (ii) with respect to Performance Shares, the Participant will be entitled to receive a prorata payment to the same extent as if the Participant ceases Continuous Service by reason of death or Disability under Section 12 of the Plan.

●	If a Change of Control occurs, unless the Compensation Committee and/or the Board has otherwise provided in the Award Agreement, all Option Awards theretofore granted and not fully exercisable will become exercisable in full upon the happening of such event and will remain exercisable in accordance with their terms; provided, however, that no Option which has previously been exercised or otherwise terminated will become exercisable.

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16. Assignments and Transfers. No Award nor any right or interest of a Participant in any Award under the Plan may be assigned, encumbered or transferred otherwise than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Compensation Committee and/or the Board may, in its sole discretion, set forth in an Award Agreement at the time of grant or thereafter, that the Award (other than Options) may be transferred to members of the Participant’s immediate family, to one or more trusts solely for the benefit of such immediate family members and to partnerships in which such family members or trusts are the only partners. For this purpose, immediate family means the Participant’s spouse, parents, children, step-children, grandchildren and legal dependents. Any transfer of an Award under this provision will not be effective until notice of such transfer is delivered to the Company.

17. Employee Rights Under the Plan. No officer, Director, Employee or other person will have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no officer, Director, Employee or other person will have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Company or any Affiliate. Neither the Plan nor any action taken under the Plan will be construed as giving any Employee, Director or other person, any right to Continuous Service.

18. Delivery and Registration of Shares. The Company’s obligation to deliver Shares with respect to an Award will, if the Company requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Compensation Committee and/or the Board will determine to be necessary or advisable to comply with the provisions of the Securities Act or any other applicable federal or state securities laws. It may be provided that any representation requirement will become inoperative upon a registration of the Shares or other action eliminating the necessity of the representation under the Securities Act or other state securities laws. The Company will not be required to deliver any Shares under the Plan prior to (a) the admission of such Shares to listing on any stock exchange or system on which Shares may then be listed, and (b) the completion of any registration or other qualification of the Shares under any state or federal law, rule or regulation, as the Company determines to be necessary or advisable.

19. Withholding Tax. Prior to the delivery of any Shares or cash pursuant to an Award, the Company has the right and power to deduct or withhold, or require the Participant to remit to the Company, an amount sufficient to satisfy all applicable tax withholding requirements. The Board, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company Shares already owned for a period of at least six months and having a value equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount that the Compensation Committee and/or the Board determines, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined for these purposes. For these purposes, the value of the Shares to be withheld or delivered will be equal to the Market Value as of the date that the taxes are required to be withheld.

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20. Termination, Amendment and Modification of Plan. The Compensation Committee and/or the Board may at any time terminate, and may at any time and from time to time and in any respect amend or modify the Plan; provided, however, that to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or Code section 422 (or any other applicable law or regulation, including requirements of any stock exchange or quotation system on which the Company’s common stock is listed or quoted), shareholder approval of any Plan amendment will be obtained in the manner and to the degree as is required by the applicable law or regulation; and provided further, that no termination, amendment or modification of the Plan will in any manner affect any Award theretofore granted pursuant to the Plan without the consent of the Participant to whom the Award was granted or the transferee of the Award.

21. Effective Date and Term of Plan. The Plan will become effective upon its adoption by the Compensation Committee and/or the Board and shareholders of the Company. Unless sooner terminated pursuant to Section 20, no further Awards may be made under the Plan after ten (10) years from the effective date of the Plan.

22. Governing Law. The Plan and Award Agreements will be construed in accordance with and governed by the internal laws of the State of Florida.

23. Repricing of Options. Nothing in this Plan shall permit the repricing of any outstanding options other than (a) with the prior approval of the Company’s shareholders, or (b) pursuant to Section 15. The foregoing restriction shall also apply to any other transaction which would be treated as a repricing of outstanding options under generally accepted accounting principles.

24. Compliance with Section 409A of the Code. To the extent applicable, it is intended that this Plan comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) do not apply to a Participant. This Plan shall be administered in a manner consistent with this intent, and any provision that would cause the Plan to fail to satisfy Section 409A of the Code shall have no force and effect until amended to comply with Section 409A of the Code (which amendment may be retroactive to the extent permitted by Section 409A of the Code and may be made by the Company without the consent of the Participant).

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

OPTIMUMBANK HOLDINGS, INC.

Your phone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on May 28, 2018.

INTERNET/MOBILE – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0537
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this ☒

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4. THIS PROXY IS SOLICITED ON BEHALF OF OPTIMUMBANK HOLDINGS, INC.'S BOARD OF DIRECTORS.

	FOR	WITHOUT AUTHORITY	FOR ALL
1. To elect five directors.	☐	☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below)

NOMINEES:
01 Moishe Gubin 02 Joel Klein 03 Martin Schmidt
04 Thomas Procelli 05 Avi Zwelling

MIADOCS 16346387 1

COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

Signature ______________________________ **Signature, if held jointly** ______________________________ **Date** ______________ **, 2018.**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

MIADOCS 16346387 1

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

OPTIMUMBANK HOLDINGS, INC.

PROXY
FOR 2018 ANNUAL MEETING OF SHAREHOLDERS
MAY 29, 2018

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints MOISHE GUBIN and JOEL KLEIN, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the executive offices of OptimumBank, 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308, on May 29, 2018, at 10:00 a.m. or any adjournment thereof. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the discretion of the proxies on such other matters as may properly come before the meeting or any adjournment thereof.

(CONTINUED, AND TO BE MARKED, SIGNED AND DATED ON THE REVERSE SIDE

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